                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the quarterly report of GameStop Corp. (the "Company") on Form 10-Q for the period ending May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Richard Fontaine, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ R. Richard Fontaine
                                                -------------------------------
                                                R. Richard Fontaine
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                GameStop Corp.
                                                June 13, 2003


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.